RESIGNATION OF
THE BOARD OF DIRECTORS
OF
SEDITION FILMS INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on this 9th day of April, 2014

The Board of Directors who were present for this meeting & took active part therein were:

JESSE LAWRENCE

WHEREAS there has been presented to and considered by this meeting a Motion to formally RESIGN and renounce all further corporate designation or affiliation with SEDITION FILMS INC.

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, has decided unanimously and RESOLVED that: I do hereby formally RESIGN, and sever any and all officials ties, duties, obligations or liabilities regarding SEDITION FILMS INC., and do hereby, by affixing, my signatures hereto, officially as my last corporate act, DO HEREBY RESIGN.

The Director of the corporation, by affixing his signature hereto, does hereby formally resign, and shall allow the new Board to choose its Directors at a time and place of its choosing.

DATED: 9th April, 2014

JESSE LAWRENCE, Director,
Sedition Films Inc.

Witnessed by:

Keith Ward

LEWIS NEDAS LAW
24 CAMDEN HIGH STREET
LONDON NW1 0JH
0207 387 2032
DX 57056 CAMDEN TOWN